Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 3 AND CONSENT NO. 6
     AMENDMENT NO. 3 AND CONSENT NO. 6 (this “Amendment and Consent”), dated as of December 13, 2005, under the Credit Agreement, dated as of March 31, 2004, among THE BISYS GROUP, INC., the Lenders party thereto, BANK OF AMERICA, N.A., JPMORGAN CHASE BANK, N.A., SUNTRUST BANK and WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agents, and THE BANK OF NEW YORK, as Administrative Agent, as amended by Amendment No. 1 and Consent No. 2, dated as of July 27, 2005, and Amendment No. 2 and Consent No. 5, dated as of November 14, 2005 (as so amended, the “Credit Agreement”).
RECITALS
     A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
     B. The Borrower failed to deliver to the Administrative Agent its Form 10-Q for the fiscal quarter ended March 31, 2005 (the “Third Quarter 10-Q”) and its Compliance Certificate for such fiscal quarter (the “Third Quarter Compliance Certificate”) by May 16, 2005, the date required by Sections 6.1(b) and 6.1(c), respectively, of the Credit Agreement. As a result of such failures, Defaults have occurred and are continuing (such failure to deliver the Third Quarter 10-Q and the Third Quarter Compliance Certificate being referred to herein collectively as the “Third Quarter Defaults”). Unless cured or waived prior to June 15, 2005, the last day of the 30 day cure period set forth in Section 8.1(e) of the Credit Agreement, the Third Quarter Defaults would have become Events of Default. Pursuant to Consent No. 1 and Waiver No. 2, dated as of June 10, 2005 (collectively, “Consent No. 1”), Amendment No. 1 and Consent No. 2, dated as of July 27, 2005 (collectively, “Amendment No. 1”) and Consent No. 3, dated as of September 13, 2005 (“Consent No. 3”), the Administrative Agent and the Lenders agreed to extend such cure period to November 15, 2005 (the “Third Quarter Cure Period Expiration Date”).
     C. In addition to the extension of the cure period in respect of the Third Quarter Defaults, pursuant to Consent No. 1 and effective as of June 20, 2005 (the “All Lender Effective Date” as defined therein), the Borrower agreed that for the period from the All Lender Effective Date until the earlier to occur of (i) the delivery of the Third Quarter Compliance Certificate and (ii) August 1, 2005, the Applicable Margin is to be calculated based on the Total Leverage Ratio as set forth in the Compliance Certificate delivered with respect to the fiscal quarter of the Borrower ended December 31, 2004 (the “December 2004 Applicable Margin”).
     D. Pursuant to Consent No. 1 and Amendment No. 1, the Borrower confirmed and agreed that notwithstanding anything contained in Consent No. 1 and Amendment No. 1, if the Applicable Margin based on the Total Leverage Ratio set forth in the Third Quarter Compliance Certificate (the “March 2005 Applicable Margin”) is higher than the December 2004 Applicable Margin, the Borrower will pay to the Administrative Agent for the account of each Lender, not later than five (5) Business Days after the delivery of the Third Quarter Compliance Certificate, the difference between interest calculated using the December 2004 Applicable Margin and interest calculated using the March 2005 Applicable Margin, in each case on the Loans of such Lender outstanding from time to time during the period from June 20, 2005 through and including August 1, 2005.
     E. The Borrower failed to deliver to the Administrative Agent its Form 10-K for the fiscal year ended June 30, 2005 (the “2005 10-K”) and its Compliance Certificate for the fiscal quarter ended June 30, 2005 (the “Fourth Quarter Compliance Certificate”) by September 28, 2005, the date required by Sections 6.1(a) and 6.1(c), respectively, of the Credit Agreement. As a result of such failures,

Defaults have occurred and are continuing (such failure to deliver the 2005 10-K and the Fourth Quarter Compliance Certificate being referred to herein collectively as the “Fourth Quarter Defaults”). Unless cured or waived prior to October 28, 2005, the last day of the 30 day cure period set forth in Section 8.1(e) of the Credit Agreement, the Fourth Quarter Defaults would have become Events of Default. Pursuant to Consent No. 3, the Administrative Agent and the Lenders agreed to extend such cure period to November 15, 2005 (the Fourth Quarter Cure Period Expiration Date”).
     F. Pursuant to Consent No. 4, dated as of September 27, 2005, the Administrative Agent and the Lenders, among other things, consented to the Information Services Group Sale, provided that the proceeds thereof are used to repay the outstanding Term Loans in full with any net proceeds thereof remaining after such repayment to be used to repay outstanding obligations under the Subordinated Notes.
     G. The Borrower failed to deliver to the Administrative Agent its Form 10-Q for the fiscal quarter ended September 30, 2005 (the “First Quarter 10-Q”) and its Compliance Certificate for the fiscal quarter ended September 30, 2005 (the “First Quarter Compliance Certificate”) by November 14, 2005, the date required by Sections 6.1(b) and 6.1(c), respectively, of the Credit Agreement. As a result of such failures, Defaults have occurred and are continuing (such failure to deliver the First Quarter 10-Q and the First Quarter Compliance Certificate being referred to herein collectively as the “First Quarter Defaults”). In accordance with Section 8.1(e) of the Credit Agreement, the First Quarter Defaults will become Events of Default if the First Quarter 10-Q and the First Quarter Compliance Certificate are not delivered on or before December 14, 2005, the last day of the 30 day cure period set forth therein (the “First Quarter Cure Period Expiration Date”).
     H. Pursuant to Section 5.3(b) of the Credit Agreement, the Lenders and the Issuing Bank are not obligated to make a Loan or issue, increase, amend, renew or extend Letters of Credit under the Credit Agreement (collectively, “Credit Extensions”) after the occurrence and during the continuance of a Default.
     I. Pursuant to Amendment No. 2 and Consent No. 5, dated as of November 14, 2005 (collectively, “Amendment No. 2”), the Lenders consented to, among other things, (i) the extension of the Third Quarter Cure Period Expiration Date in respect of the Third Quarter Defaults through and including December 15, 2005, (ii) the extension of the Fourth Quarter Cure Period Expiration Date in respect of the Fourth Quarter Defaults through and including December 31, 2005, (iii) the extension of the First Quarter Cure Period Expiration Date in respect of the First Quarter Defaults through and including January 31, 2006, and (iv) the making of Credit Extensions after the delivery of the Third Quarter 10-Q, the Third Quarter Compliance Certificate, the 2005 10-K and the Fourth Quarter Compliance Certificate (collectively, the “Credit Extension Deliverables”) notwithstanding the continuance of the First Quarter Defaults. In addition, pursuant to Amendment No. 2, certain provisions of the Credit Agreement were amended.
     J. Pursuant to Section 2.10(i) of the Credit Agreement, upon the occurrence of an Event of Default, the Administrative Agent at the request of Required Lenders, has the right to demand the cash collateralization of the LC Exposure. In connection with this Amendment and Consent, the Borrower has agreed to cash collateralize the LC Exposure notwithstanding the extension of the cure periods provided herein.
     K. The Bank of New York, in its individual capacity, has issued letters of credit for the account of the Borrower and/or one or more of its Subsidiaries outside of the credit facility established
The BISYS Group, Inc. Amendment No. 3 and Consent No. 6

under the Credit Agreement as permitted by Section 7.1(a)(xvii) of the Credit Agreement. The Bank of New York has requested that such letters of credit be cash collateralized.
     L. One or more Domestic Subsidiaries of the Borrower which are not Subsidiary Guarantors, desire to make one or more demand loans directly or indirectly to the Borrower or a Subsidiary Guarantor in an aggregate principal amount not in excess of $15,000,000, the proceeds of which are to be used to repay a portion of the Term Loans in accordance with Paragraph 7 of this Amendment and Consent. Pursuant to Section 7.4(d) of the Credit Agreement, such demand loan would not be permitted as a result of the Defaults described above.
     M. The Borrower has requested that the Administrative Agent and Required Lenders (i) consent to the extension of the Third Quarter Cure Period Expiration Date in respect of the Third Quarter Defaults and the Fourth Quarter Cure Period Expiration Date in respect of the Fourth Quarter Defaults through and including January 31, 2006, (ii) consent to the making of one or more demand loans by one or more Domestic Subsidiaries which are not Subsidiary Guarantors to the Borrower or to a Subsidiary Guarantor notwithstanding the existence of Defaults and (iii) agree amendments to the Credit Agreement to permit the cash collateralization of the BNY Letters of Credit, and the Administrative Agent and the Lenders are willing to do so subject to the terms and conditions of this Amendment and Consent.
     Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     1. The Administrative Agent and the Lenders hereby consent to the extension of the Third Quarter Cure Period Expiration Date in respect of the Third Quarter Defaults and the Fourth Quarter Cure Period Expiration Date in respect of the Fourth Quarter Defaults through and including January 31, 2006.
     2. Notwithstanding the provisions of Amendment No. 2 or the occurrence of the First Quarter Defaults, the Administrative Agent, the Lenders and the Issuing Bank hereby consent to the making of Credit Extensions after the later of (i) the delivery of the Credit Extension Deliverables and (ii) the receipt by the Borrower of the net sales proceeds of the Information Services Group Sale, provided that at the time of the request for such Credit Extension and at the time of the making thereof all of the conditions set forth in Section 5.3 of the Credit Agreement are satisfied, other than the occurrence and continuance of the First Quarter Defaults.
     3. Notwithstanding any provision of the Loan Documents to the contrary and the existence of Defaults, the Administrative Agent, the Lenders and the Issuing Bank hereby consent to the making by one or more Domestic Subsidiaries of the Borrower which are not Subsidiary Guarantors of one or more demand loans in an aggregate principal amount not to exceed $15,000,000, the proceeds of which are to be used to pay a portion of the Term Loans as provided in Paragraph 7 of this Amendment and Consent.
     4. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in their appropriate alphabetical order:
     “BNY Letters of Credit” means, collectively, any letters of credit issued by The Bank of New York in its individual capacity outside of the credit facility established by this Agreement.
The BISYS Group, Inc. Amendment No. 3 and Consent No. 6

     “BNY LC Exposure” means, at any time with respect to the BNY Letters of Credit, the sum, without duplication, of (i) the aggregate undrawn amount of all outstanding BNY Letters of Credit at such time plus (ii) the aggregate amount of all payments made by BNY in respect of a drawings under the BNY Letters of Credit that have not yet been reimbursed by or on behalf of the Borrower at such time.
     5. Section 7.1(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (xvi) thereof, (ii) substituting “; and” for the period at the end of clause (xvii) thereof and (iii) adding a new clause (xviii) to the end thereof to read as follows:
     (xviii) Indebtedness in respect of the BNY Letters of Credit in an aggregate amount not in excess of $3,000,000.
     6. Section 7.2 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of subsection (e) thereof, (ii) substituting “; and” for the period at the end of subsection (f) thereof and (iii) adding a new subsection (g) to the end thereof to read as follows:
        (g) Liens consisting of cash collateral to secure the obligations in respect of the BNY Letters of Credit in an aggregate amount not in excess of $3,000,000.
     7. Paragraphs 1 through and including 6 hereof shall not be effective until each of the following conditions is satisfied:
     (a) the Administrative Agent (or its counsel) shall have received from Required Lenders and each of the Loan Parties either (i) a counterpart of this Amendment and Consent signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment and Consent) that such Person has signed a counterpart of this Amendment and Consent;
     (b) the Borrower shall have prepaid the Term Loans in full together with all accrued and unpaid interest thereon not later than December 14, 2005;
     (c) the Borrower shall have deposited cash collateral with the Administrative Agent in respect of the Letters of Credit in an amount equal to $2,334,283.76 not later than December 14, 2005;
     (d) the Borrower shall have deposited cash collateral with The Bank of New York in respect of the BNY Letters of Credit in an amount equal to $2,215,000 not later than December 14, 2005 (or such other date as may be acceptable to The Bank of New York in its sole discretion);
     (e) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effectiveness of this Amendment and Consent, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Loan Documents; and
The BISYS Group, Inc. Amendment No. 3 and Consent No. 6

     (f) the Administrative Agent shall have received such other documentation and assurances as it shall reasonably request in connection with this Amendment and Consent and the transactions contemplated hereby.
     8. In all other respects, the Loan Documents shall remain in full force and effect, and no consent or waiver in respect of any term or condition of any Loan Document shall be deemed to be a consent or waiver in respect of any other term or condition contained in any Loan Document.
     9. Except as set forth in Paragraph 2 of this Amendment and Consent, the Borrower acknowledges that so long as the Third Quarter Defaults and the Fourth Quarter Defaults shall continue and the Borrower has not received the net sales proceeds of the Information Services Group Sale, any other Default shall occur and be continuing, or the Borrower cannot otherwise satisfy the conditions to Credit Extensions set forth in Section 5.3 of the Credit Agreement, the Borrower shall not be entitled to request Credit Extensions. The Lenders’ consent to any Credit Extension requested by the Borrower at any time during which the Lenders are not obligated to make Credit Extensions shall not be construed as a waiver of the Lenders’ right to not consent to any other Credit Extensions or a waiver of any other rights or remedies of the Credit Parties under the Loan Documents, all of which are expressly reserved.
     10. Each Loan Party hereby (i) reaffirms and admits the validity and enforceability of each Loan Document and this Amendment and Consent and the respective obligations of the Loan Parties thereunder, and agrees and admits that no Loan Party has any defense to or offset against any such obligation, and (ii) represents and warrants that except for the Third Quarter Defaults, Fourth Quarter Defaults and First Quarter Defaults, no Default has occurred and is continuing and that all of the respective representations and warranties of the Loan Parties contained in the Loan Documents are true and correct.
     11. By signing below, each Subsidiary Guarantor consents to this Amendment and Consent.
     12. This Amendment and Consent may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment and Consent to produce or account for more than one counterpart signed by the party to be charged.
     13. THIS AMENDMENT AND CONSENT IS BEING DELIVERED IN AND IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.
[Remainder of page intentionally left blank.]
The BISYS Group, Inc. Amendment No. 3 and Consent No. 6

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 and Consent No. 6 to the Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

THE BISYS GROUP, INC.
By:	/s/ Bruce D. Dalziel
Name: Bruce D. Dalziel
Title: CFO

CONSENTED TO AND AGREED:
ASCENSUS INSURANCE SERVICES, INC.
BISYS COMMERCIAL INSURANCE SERVICES, INC.
BISYS FINANCING COMPANY
BISYS FUND SERVICES OHIO, INC.
BISYS INSURANCE SERVICE HOLDING CORP.
BISYS INSURANCE SERVICES, INC.
BISYS MANAGEMENT COMPANY
BISYS PRIVATE EQUITY SERVICES, INC.
BISYS RETIREMENT SERVICES, INC.
UNIVERSAL PENSIONS, INC.
AS TO EACH OF THE FOREGOING

By:	/s/ Bruce D. Dalziel

Name: Bruce D. Dalziel
Title: EVP
BISYS INFORMATION SOLUTIONS, L.P.
By: BISYS INFORMATION SOLUTIONS HOLDINGS I, INC.,
its General Partner

By:	/s/ Bruce D. Dalziel

Name: Bruce D. Dalziel
Title: EVP
BISYS DOCUMENT SOLUTIONS, LLC
By: BISYS INFORMATION SOLUTIONS, L.P., its Sole Member
By: BISYS INFORMATION SOLUTIONS HOLDINGS I, INC., its General Partner

By:	/s/ Bruce D. Dalziel

Name: Bruce D. Dalziel
Title: EVP
The BISYS Group, Inc. Amendment No. 3 and Consent No. 6

THE BANK OF NEW YORK, individually, as Issuing Bank, as Swingline Lender and as Administrative Agent

By:	/s/ Steven L. Wexler

Name: Steven L. Wexler
Title: Vice President

CONSENTED TO AND AGREED:

BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, individually and as Documentation Agent

By:	/s/ Richard M. Williams

Name: Richard M. Williams
Title: Credit Products Officer

CONSENTED TO AND AGREED:

JPMORGAN CHASE BANK, N.A., individually and as Documentation Agent

By:	/s/ Anne Biancardi

Name: Anne Biancardi
Title: Vice President

CONSENTED TO AND AGREED:

SUNTRUST BANK, individually and as Documentation Agent

By:	/s/ David W. Penter

Name: David W. Penter
Title: Managing Director

CONSENTED TO AND AGREED:

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Documentation Agent

By:	/s/ Karin E. Samuel.

Name: Karin E. Samuel
Title: Vice President
The BISYS Group, Inc. Amendment No. 3 and Consent No. 6

CONSENTED TO AND AGREED:

KEYBANK NATIONAL ASSOCIATION

By:

Name:
Title:

CONSENTED TO AND AGREED:

PNC BANK, NATIONAL ASSOCIATION

By:

Name: Title:

CONSENTED TO AND AGREED:

THE BANK OF NOVA SCOTIA

By:	/s/ Todd Meller

Name: Todd Meller Title: Managing Director

CONSENTED TO AND AGREED:

SCOTIABANC INC.

By:	William E. Zarrett

Name: William E. Zarrett
Title: Managing Director

CONSENTED TO AND AGREED:

US BANK, N.A.

By:

Name: Title:
The BISYS Group, Inc. Amendment No. 3 and Consent No. 6

CONSENTED TO AND AGREED:

ALLIED IRISH BANKS, PLC

By:

Name:
Title:

By:

Name:
Title:

CONSENTED TO AND AGREED:

AIB DEBT MANAGEMENT LTD.

By:

Name:
Title:

By:

Name:
Title:

CONSENTED TO AND AGREED:

FIFTH THIRD BANK (CENTRAL OHIO)

By:

Name:
Title:

CONSENTED TO AND AGREED:

UFJ BANK LIMITED

By:

Name:
Title:

CONSENTED TO AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION

By:

The BISYS Group, Inc. Amendment No. 3 and Consent No. 6

Name:
Title:
The BISYS Group, Inc. Amendment No. 3 and Consent No. 6